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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - December 20, 2002
                        (Date of Earliest Event Reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-2116

      Pennsylvania                                           23-0366390
------------------------                                  ----------------
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)


2500 Columbia Avenue, Lancaster, PA                          17603
-----------------------------------                          -----
       (Address of principal                                Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611



                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 333-32530

      Pennsylvania                                            23-3033414
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)

2500 Columbia Avenue, Lancaster, PA                          17603
-----------------------------------                          -----
       (Address of principal                                Zip Code
        executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.      OTHER EVENTS.

                     As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc., filed a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under chapter 11 were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The chapter 11 cases are being jointly administered under case number 00-4471 (RJN).

                     On November 4, 2002, AWI filed its Plan of Reorganization (the "Plan") with the Court.

                     On December 20, 2002, AWI filed its proposed Disclosure Statement with respect to the Plan (the "Disclosure Statement") with the Court. AWI is asking the Court to approve the Disclosure Statement for circulation to its creditors and stockholder, to solicit votes on whether to approve the Plan. The Disclosure Statement must be approved by the Court before it can be sent to creditors and the stockholder for their consideration. A copy of the Disclosure Statement and a copy of the a press release issued by AWI are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

  99.1 Disclosure Statement dated December 20, 2002, for the Plan of Reorganization of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware

  99.2              Press Release of Armstrong World Industries, Inc., dated
                    December 20, 2002


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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ARMSTRONG  WORLD INDUSTRIES, INC.

                                  By: Walter T. Gangl
                                      ----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Assistant Secretary



                                  ARMSTRONG HOLDINGS, INC.

                                  By: Walter T. Gangl
                                      ----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Deputy General Counsel
                                             and Assistant Secretary

Dated: December 20, 2002






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
                                  EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------

   99.1 Disclosure Statement dated December 20, 2002, for the Plan of Reorganization of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.2             Press Release of Armstrong World Industries, Inc., dated
                    December 20, 2002















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